Execution Copy

AMENDMENT NO. 13

to

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 13 (this "Amendment") is entered into as of February 1, 2006 by and among New School, Inc., as Seller ("Seller"), School Specialty, Inc., as Servicer ("SSI"), Falcon Asset Securitization Corporation ("Falcon"), the Financial Institutions party hereto, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as agent (the "Agent").

PRELIMINARY STATEMENT

A. Seller, SSI, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of November 22, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

B. Seller, SSI, Falcon, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

1.1 Section 2.6 thereof is hereby deleted in its entirety and replaced with the following therefor:

Section 2.6 Maximum Purchaser Interests. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate the Maximum Purchaser Interest Percentage. If the aggregate of the Purchaser Interests of the Purchasers exceeds the Maximum Purchaser Interest Percentage, Seller shall pay to the Agent within one (1) Business Day an amount to be applied to reduce the Aggregate Capital (as allocated by the Agent), such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than the Maximum Purchaser Interest Percentage.

1.2 Clause (iii) of Section 6.2 thereof is hereby deleted in its entirety and replaced with the following therefor:

(iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed the Maximum Purchaser Interest Percentage.

1.3 Section 9.1(k) thereof is hereby deleted in its entirety and replaced with the following therefor:

(k) as of the end of any fiscal quarter:

(i) the Consolidated Total Leverage Ratio (as defined in the SSI Loan Agreement) shall be greater than (i) for the fiscal quarter ending on or about January 28, 2006 and the fiscal quarter ending on or about April 29, 2006, 5.00:1.0, (ii) for each fiscal quarter ending thereafter, (A) 4.25:1.0 if such fiscal quarter is the third or fourth fiscal quarter of SSI's fiscal year and (B) 5.0:1.0 if such fiscal quarter is the first or second fiscal quarter of SSI's fiscal year;

(ii) the Consolidated Senior Leverage Ratio (as defined in the SSI Loan Agreement) shall be greater than (i) for the fiscal quarter ending on or about January 28, 2006 and the fiscal quarter ending on or about April 29, 2006, 3.25:1.0, (ii) for each fiscal quarter ending thereafter, (A) 3.0:1.0 if such fiscal quarter is the third or fourth fiscal quarter of SSI's fiscal year and (B) 3.75:1.0 if such fiscal quarter is the first or second fiscal quarter of SSI's fiscal year; or

(iii) the Consolidated Fixed Charges Coverage Ratio (as defined in the SSI Loan Agreement) shall be less than 3.0:1.0.

1.4 Section 9.1 thereof is amended to insert the following clause (l) at the end thereof:

(l) Consolidated Capital Expenditures (as defined in the SSI Loan Agreement) for any fiscal year shall exceed $25,000,000 plus up to $5,000,000 of the unused amount available for Consolidated Capital Expenditures under this Section 9.1(l) for the immediately preceding fiscal year (excluding any carry forward available from any prior fiscal year); provided, however, that with respect to any fiscal year, Consolidated Capital Expenditures made during such fiscal year shall be deemed to be made first with respect to the applicable limitation for such fiscal year and then with respect to any carry-forward from the immediately preceding fiscal year.

1.5 The definition of "Dilution Reserve" appearing in Exhibit I thereof is hereby deleted in its entirety and replaced with the following therefor:

"Dilution Reserve" means, on any date, an amount equal to the greater of(A) the product of (i) the greater of (a) 12.0% and (b) the Dilution Reserve Ratio then in effect times (ii) the Net Receivables Balance as of the close of business on the immediately preceding Business Day or (B) $10,000,000.

1.6 The definition of "Liquidity Termination Date" in Exhibit I thereof is restated in its entirety as follows:

"Liquidity Termination Date" means January 31, 2007.

1.7 The definition of "Purchase Limit" in Exhibit I thereof is restated in its entirety as follows:

"Purchase Limit" means (i) during the period commencing on July 1 and ending on November 30 of each year, $175,000,000 and (ii) during the period commencing on December 1 and ending on June 30 of each year, $75,000,000.

1.8 The definition of "SSI Loan Agreement" appearing in Exhibit I thereof is hereby deleted in its entirety and replaced with the following therefor:

"SSI Loan Agreement" means that Amended and Restated Credit Agreement dated as of February 1, 2006 (as amended, restated, supplemented or otherwise modified from time to time) among SSI, the Guarantors and Lenders identified therein, and Bank of America, N.A., as Administrative Agent; provided, however, that for purposes of clauses (k) and (l) of Section 9.1, "SSI Loan Agreement" shall mean such agreement without giving effect to any amendment, restatement, supplementation, or modification after February 1, 2006.

1.9 Exhibit I thereof is hereby amended to add the following defined term, in alphabetical order:

"Maximum Purchaser Interest Percentage" means (i) during the period commencing on December 1 and ending on March 31 of each year, 95% and (ii) during the period commencing on April 1 and ending on November 30 of each year, 100%.

1.10 Exhibit II (Form of Purchase Notice) thereof is hereby amended to delete clause (iii) thereof in its entirety and to replace the following therefore:

(iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed the Maximum Purchaser Interest Percentage; and

1.11 Schedule A (Commitments of Financial Institutions) thereof is hereby deleted in its entirety and replaced with the new Schedule A attached hereto as Annex 1.

SECTION 2. Condition Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

3.1 Upon the effectiveness of this Amendment, each of Seller and SSI hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2 Each of Seller and SSI hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

SECTION 4. Reference to and Effect on the Purchase Agreement.

4.1 Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

4.2 Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Falcon, the Financial Institutions or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

NEW SCHOOL, INC., as Seller

By:__/s/ Mary M. Kabacinski______
Name: Mary M. Kabacinski
Title: Treasurer

SCHOOL SPECIALTY, INC., as Servicer

By:__/s/ Mary M. Kabacinski______
Name: Mary M. Kabacinski
Title: EVP / CFO

FALCON ASSET SECURITIZATION CORPORATION

By:__/s/ Ronald J. Atkins_________
Name: Ronald J. Atkins
Title: Vice President

JPMorgan Chase Bank, N.a.
(successor by merger to Bank One, NA (Main Office Chicago), as a Financial Institution and as Agent

By:__/s/ Ronald J. Atkins________
Name: Ronald J. Atkins
Title: Vice President

ANNEX 1

SCHEDULE A
COMMITMENTS OF FINANCIAL INSTITUTIONS

Financial Institution	Commitment
JPMorgan Chase Bank, N.A.	(i) during the period commencing on July 1 and ending on November 30 of each year, $175,000,000; and (ii) during the period commencing on December 1 and ending on June 30 of each year, $75,000,000